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                                 EXHIBIT 23.2

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 18, 1997, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-22625) and the related Prospectus of RF Micro Devices, Inc. for the registration of 3,492,550 shares of its common stock.


                                         /s/ ERNST & YOUNG LLP




Raleigh, North Carolina
June 2, 1997